UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                October 15, 2010
                Date of Report (Date of earliest event reported)


                        GLOBAL ENTERTAINMENT CORPORATION
             (Exact name of registrant as specified in its charter)


          Nevada                        000-50643                86-0933274
(State or other jurisdiction        (Commission File           (IRS Employer
     of incorporation)                   Number)             Identification No.)

1600 N. Desert Drive, Suite 301, Tempe, AZ                         85281
(Address of principal executive offices)                         (Zip Code)

       Registrant's telephone number, including area code (480) 994-0772

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On October 15, 2010, Global Entertainment Corporation issued a press release announcing its financial results for the quarter ended August 31, 2010. The full text of the press release is included as Exhibit 99.1 to this report and is incorporated by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

The following materials are attached as exhibits to this Current Report on Form 8-K:

Exhibit
Number                        Description
------                        -----------

99.1 Press release dated October 15, 2010, announcing the financial results of Global Entertainment Corporation for the quarter ended August 31, 2010

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
                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  GLOBAL ENTERTAINMENT CORPORATION


Date: October 21, 2010            By: /s/ Charles B. Mathews
                                     -------------------------------------------
                                  Name:  Charles B. Mathews
                                  Title: Vice President, Chief Financial Officer


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